                                                                    Exhibit 1(p)

                  FORM OF SECOND AMENDMENT DATED MAY 1, 2004 TO

                  JANUS ASPEN SERIES AMENDED AND RESTATED TRUST

                         INSTRUMENT DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect (i) the redesignation of Risk-Managed Large Cap Growth Portfolio to "Risk-Managed Growth Portfolio;" (ii) the redesignation of Risk-Managed Large Cap Core Portfolio to "Risk-Managed Core Portfolio;" (iii) the redesignation of International Value Portfolio to "Foreign Stock Portfolio;" and (iv) the redesignation of Small Cap Value Portfolio to "Small Company Value Portfolio:"

                                   SCHEDULE A

Series of the Trust                                     Available Classes
-------------------                                     -----------------
Balanced Portfolio                                      Institutional Shares
                                                        Service Shares

Capital Appreciation Portfolio                          Institutional Shares
                                                        Service Shares

Core Equity Portfolio                                   Institutional Shares
                                                        Service Shares

Flexible Income Portfolio                               Institutional Shares
                                                        Service Shares

Global Life Sciences Portfolio                          Institutional Shares
                                                        Service Shares

Global Technology Portfolio                             Institutional Shares
                                                        Service Shares
                                                        Service II Shares

Growth Portfolio                                        Institutional Shares
                                                        Service Shares

Growth and Income Portfolio                             Institutional Shares
                                                        Service Shares

International Growth Portfolio                          Institutional Shares
                                                        Service Shares
                                                        Service II Shares

Foreign Stock Portfolio                                 Service Shares

Mid Cap Growth Portfolio                                Institutional Shares
                                                        Service Shares

Mid Cap Value Portfolio                                 Institutional Shares
                                                        Service Shares

Money Market Portfolio                                  Institutional Shares
                                                        Service Shares

Risk-Managed Core Portfolio                             Service Shares

Risk-Managed Growth Portfolio                           Service Shares

Small Company Value Portfolio                           Service Shares

Worldwide Growth Portfolio                              Institutional Shares
                                                        Service Shares
                                                        Service II Shares

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